SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  F O R M 8-K/A
                                 AMENDMENT NO. 2

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 13, 1997


                                PC ETCETERA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                        0-17419                13-3260705
----------------------------     ------------------------     ------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



462 Seventh Avenue, New York, New York                         10018
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


                                 (212) 736-5870
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 4.           Changes in Registrant's Certifying Accounting

         (a) On February 24, 1997, the Registrant dismissed the accounting firm of Arthur Anderson LLP, who was previously engaged as the principal accountant to audit the Registrant's financial statements. The principal accountant's report on the financial statements for either of the Registrant's two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to audit scope, or accounting principles. The principal accountant's report on the financial statements for the Registrant's fiscal year ended December 31, 1995 contained a qualification as to uncertainty regarding the Registrant's ability to continue as a going concern.

         The decision to change accountants was recommended and approved by the Board of Directors of the Registrant. During the registrant's two most recent fiscal years and the interim period through February 24, 1997 there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. No "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K occurred during the Registrant's two most recent fiscal years or the interim period through February 24, 1997.

         (b) On February 25, 1997, the Registrant engaged Ernst & Young LLP to audit the Registrant's financial statements. An affiliate of Ernst & Young LLP, Kost, Levary & Forer, C.P.A.s, independent accountants in Israel, are the auditors of Mashov, Sivan and Mashov CBT.

Item 7.           Financial Statements and Exhibits.

         (a) The financial statements of the Registrant are not included in this Report and will be included with the Registrant's annual report of Form 10-KSB to be filed on or about March 31, 1997.

         (b)      Exhibits.
     Exhibit No.

      * 1    -   Stock Purchase Agreement dated February 6, 1997 by and between
                 Mashov and the Registrant.

        16   -   Arthur Andersen letter dated March 7, 1997 pursuant to Item
                 304(a)(3) of Regulation S-K.


--------------------
* Previously filed.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PC ETCETERA, INC.
                                               (Registrant)



                                               By:/s/ Roy Machnes
                                                  -------------------------
                                                  Roy Machnes
                                                  Chief Executive Officer
Date: March 13, 1997


















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                                                                     Exhibit 16

                                     ARTHUR
                                    ANDERSEN

March 7, 1997


                                                     Arthur Andersen LLP


                                                     1345 Avenue of theAmericas
                                                     New York NY 10105-0032
Securities and Exchange Commission
Washington, DC 20459


Re:  PC Etcetera, Inc.
     Form 8-K/A
     Amendment No. 2



Dear Sirs:

As the auditor of PC Etcetera, Inc. consolidated financial statements as of December 31, 1995 and the year then ended, we agree with the disclosure contained in the above noted filing.


Very truly yours,

/s/ Arthur Andersen LLP


Arthur Andersen LLP





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